New accounting requirements	12 Months Ended
Dec. 31, 2020
Text block [abstract]
New accounting requirements
4. New accounting requirements

During the year, the Group implemented an amendment to IFRS 3 ‘Business combinations’ which was issued in October 2018. The amendment clarifies the definition of a business and permits a simplified initial assessment of whether an acquired set of activities and assets is a group of assets rather than a business. The amendment did not have a material impact on the results or financial position of the Group in 2020.
‘Covid-19-Related Rent Concessions (Amendment to IFRS 16)’ was issued in May 2020. It introduces a practical expedient to IFRS 16 ‘Leases’ which permits a lessee to elect not to assess whether a COVID-19-related concession in respect of rent due for periods to 30 June 2021 is a lease modification. The amendment is applicable for annual reporting periods beginning on or after 1 June 2020 and earlier application is permitted.

‘Interest Rate Benchmark Reform Phase 2 - Amendments to IFRS 9, IAS 39, IFRS 7, IFRS 4 and IFRS 16’ was issued in August 2020 and will be effective from 1 January 2021. The Phase 2 amendments address issues that arise from implementation of the reforms, including the replacement of one benchmark with an alternative one. A practical expedient is provided such that the change to contractual cash flows for financial assets and liabilities (including lease liabilities) is accounted for prospectively by revising the effective interest rate. In addition, hedge accounting will not be discontinued solely because of the IBOR reform.
The amendments are not expected to have a material impact amendment is applicable for annual reporting periods beginning on the results or financial position of the Group.